UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

     The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The South Financial Group, Inc. ("TSFG") held its Annual Meeting of Shareholders on May 5, 2009. Attached as Exhibit 99.1 and Exhibit 99.2, respectively, is the slide presentation utilized at the Annual Meeting and the voting results associated with the items detailed in TSFG's Proxy Statement dated March 25, 2009. All directors nominated by TSFG received the affirmative vote of over a majority of the votes cast, and all other matters presented before the meeting were approved by the requisite vote reflecting a majority of over a votes cast. This includes a substantial majority of votes cast in favor of TSFG's executive compensation, as set forth in its 'Say on Pay' item.

On May 5, 2009, the Board of Directors adopted a reduced compensation schedule attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description

Exhibit 99.1:	2009 Annual Meeting of Shareholders Slide Presentation

Exhibit 99.2	2009 Annual Meeting of Shareholders Voting Results

Exhibit 99.3	TSFG Board of Directors Compensation Schedule

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  THE SOUTH FINANCIAL GROUP, INC.

May 5, 2009	By:	/s/ William P. Crawford, Jr.

William P. Crawford, Jr.

Executive Vice President and General Counsel